Exhibit 5.1

October 30, 2020

Superior Group of Companies, Inc.

10055 Seminole Boulevard

Seminole, FL 33772

Re:     Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel to Superior Group of Companies, Inc., a Florida corporation (the “Company”), in connection with the preparation and filing with the Securities and Exchange Commission (the “Commission”) of a Registration Statement on Form S-3 (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”), relating to (a) the issuance and sale from time to time by the Company, pursuant to Rule 415 under the Securities Act, at an aggregate offering price of $120,000,000, of (i) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), (iii) senior or subordinated debt securities, in one or more series (“Debt Securities”), which may be issued pursuant to a senior debt indenture or subordinated debt indenture, as the case may be, to be dated on or about the date of the first issuance of Debt Securities thereunder, by and between a trustee to be selected by the Company (the “Trustee”) and the Company, in the applicable form filed as an exhibit to the Registration Statement and one or more indentures supplemental thereto with respect to any particular series of Debt Securities (collectively, the “Indenture”), (iii) warrants to purchase Common Stock, Preferred Stock, or any combination thereof (the “Warrants”), (v) units consisting of one or more of the Company’s Common Stock, Preferred Stock, Debt Securities or Warrants or any combination of those securities (the “Units”), and (iv) rights to purchase Common Stock, Preferred Stock, Debt Securities, Warrants or Units (the “Subscription Rights” and, together with the Common Stock, the Preferred Stock, the Debt Securities, the Warrants and the Units, the “Securities”), and (b) the resale from time to time by certain selling shareholders (the “Selling Shareholders”), pursuant to Rule 415 under the Securities Act, of up to 750,000 shares of Common Stock (the “Resale Shares”), of which 51,848 shares were issued in connection with the acquisition by the Company of substantially all of the assets of BAMKO, Inc. effective March 1, 2016 (such 51,848 shares, the “BAMKO Shares”), and of which 698,152 shares have not yet been allocated to specific selling shareholders. The offering of the Securities and the Resale Shares will be as set forth in the prospectus forming a part of the Registration Statement (the “Prospectus”), as supplemented by one or more supplements to the Prospectus (each supplement, a “Prospectus Supplement”).

Superior Group of Companies, Inc.

October 30, 2020

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act. This opinion letter is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinion expressly so stated.

In connection with this opinion letter, we have examined and are familiar with (i) the Registration Statement, including the exhibits constituting a part of the Registration Statement; (ii) the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company; and (iii) such other documents and records as we have deemed necessary to enable us to render this opinion.

In making the aforesaid examinations, we have assumed that (a) all corporate records furnished to us by the Company are accurate and complete; (b) all signatures on documents examined by us are genuine; (c) the Registration Statement filed by the Company with the Commission is identical to the form of the document that we have reviewed; (d) all documents submitted to us as originals, and the originals of all documents submitted to us as copies are authentic; (e) all documents submitted to us as copies conform with the originals of those documents; (f) the Company will issue and sell the Securities and the Selling Shareholders will resell the Resale Shares in compliance with applicable federal and state securities laws and in accordance with the manner described in the Registration Statement, the Prospectus, and the applicable Prospectus Supplement; (g) each party that has executed a document reviewed by us has the legal capacity to execute and deliver such document; and (h) the representations of officers and employees provided to us in connection with this opinion are correct as to questions of fact.

With respect to our opinion as to the Common Stock, we have assumed that, at the time of issuance and sale, a sufficient number of shares of Common Stock are authorized and available for issuance and that the consideration for the issuance and sale of the Common Stock (or Preferred Stock, Debt Securities, Warrants, Units or Subscription Rights convertible into, exchangeable for or exercisable for, Common Stock) is in an amount that is not less than the par value of the Common Stock. With respect to our opinion as to the Preferred Stock, we have assumed that, at the time of issuance and sale, a sufficient number of shares of Preferred Stock are authorized, designated and available for issuance and that the consideration for the issuance and sale of the Preferred Stock (or Debt Securities, Warrants, Units or Subscription Rights convertible into, exchangeable for or exercisable for, Preferred Stock) is in an amount that is not less than the par value of the Preferred Stock. We have also assumed that the Indenture will be executed in the applicable form filed as an exhibit to the Registration Statement, and that any warrant agreement, unit agreement or rights agreement will be executed in the forms incorporated by reference in the Registration Statement. We have also assumed that (i) with respect to Securities issuable upon conversion of any convertible Preferred Stock, such convertible Preferred Stock will be validly issued, fully paid and nonassessable; and (ii) with respect to any Securities issuable upon conversion, exchange or exercise of any convertible Debt Securities, Warrants, Units or Subscription Rights, such convertible Debt Securities, Warrants, Units or Subscription Rights constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Superior Group of Companies, Inc.

October 30, 2020

Based upon and subject to the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1.      With respect to any shares of Common Stock to be offered by the Company pursuant to the Registration Statement, including shares of Common Stock issuable upon conversion, exchange or exercise of any Preferred Stock, convertible Debt Securities, Warrants, Subscription Rights or Units (the “Offered Common Stock”), provided that: (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the issuance of the Offered Common Stock has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Offered Common Stock does not violate any applicable law, is in conformity with the Company’s then-operative articles of incorporation (the “Articles of Incorporation”) and bylaws (the “Bylaws”), does not result in a default under or breach of any agreement or instrument binding upon the Company, and complies with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iv) the Offered Common Stock has been duly delivered to the purchasers thereof against payment therefor, then the Offered Common Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion, exchange or exercise of any Preferred Stock, convertible Debt Securities, Warrants, Subscription Rights or Units in accordance with their terms, will be validly issued, fully paid and nonassessable.

2.      With respect to the shares of any series of Preferred Stock to be offered by the Company pursuant to the Registration Statement, including shares of Preferred Stock issuable upon conversion, exchange or exercise of any convertible Debt Securities, Warrants, Subscription Rights or Units (the “Offered Preferred Stock”), provided that: (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the terms and issuance of the Offered Preferred Stock have been duly authorized by all necessary corporate action on the part of the Company, including the adoption of any required Certificate of Designation for any shares of Offered Preferred Stock offered under the Registration Statement (the “Certificate of Designation”) in accordance with the applicable provision of the Florida Business Corporation Act (the “FBCA”); (iii) the filing of any required Certificate of Designation with the Secretary of State of the State of Florida has occurred; (iv) the terms of the shares of Offered Preferred Stock and their issuance and sale do not violate any applicable law, are in conformity with the Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (v) the Offered Preferred Stock has been duly delivered to the purchasers thereof against payment therefor, then the Offered Preferred Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion, exchange or exercise of any convertible Debt Securities, Warrants, Subscription Rights or Units in accordance with their terms, will be validly issued, fully paid and nonassessable.

Superior Group of Companies, Inc.

October 30, 2020

3.      With respect to any series of the Debt Securities to be issued under the Indenture and to be offered by the Company pursuant to the Registration Statement, including Debt Securities issuable upon exchange or exercise of any Subscription Rights or Units (the “Offered Debt Securities”), provided that: (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Base Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the Indenture has been duly authorized by the Company and the Trustee by all necessary corporate action; (iii) the Indenture, in substantially the applicable form filed as an exhibit to the Registration Statement, has been duly executed and delivered by the Company and the Trustee and has been qualified under the Trust Indenture Act of 1939, as amended; (iv) the terms of the Offered Debt Securities and their issuance and sale, including as to any shares of Common Stock or Preferred Stock to be issued on the exercise or conversion thereof, have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the notes representing the Offered Debt Securities have been duly executed and delivered by the Company and authenticated by the Trustee pursuant to the Indenture and delivered against payment therefor, then the Offered Debt Securities, when issued and sold as contemplated in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s) and in accordance with the Indenture and a duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exchange or exercise of any Subscription Rights or Units in accordance with their terms, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Superior Group of Companies, Inc.

October 30, 2020

4.      With respect to any Warrants to be offered by the Company pursuant to the Registration Statement, including Warrants issuable upon exchange or exercise of any Subscription Rights or Units (the “Offered Warrants”) provided that: (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) any applicable warrant agreement has been duly authorized by the Company and any warrant agent named therein (the “Warrant Agent”) by all necessary corporate action; (iii) any applicable warrant agreement has been duly executed and delivered by the Company and the Warrant Agent by all necessary corporate action and the terms of the warrant agreement have been established in accordance with applicable law; (iv) the issuance and terms of the Offered Warrants have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with any applicable warrant agreement and as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Offered Warrants have been duly executed and delivered by the Company and authenticated by any Warrant Agent pursuant to any applicable warrant agreement and delivered against payment therefor, then the Offered Warrants, when issued and sold as contemplated in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s) and in accordance with the applicable warrant agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.      With respect to any Subscription Rights to be offered by the Company pursuant to the Registration Statement (the “Offered Rights”), provided that: (i) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) any applicable rights agreement has been duly authorized by the Company and any rights agent named therein (the “Rights Agent”) by all necessary corporate action; (iii) any applicable rights agreement has been duly executed and delivered by the Company and the Rights Agent and the terms of the rights agreement have been established in accordance with applicable law; (iv) the issuance and terms of the Offered Rights have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Offered Rights and of their issuance and sale have been duly established in conformity with any applicable rights agreement and as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Offered Rights have been duly executed and delivered by the Company and authenticated by any Rights Agent pursuant to any applicable rights agreement and delivered against payment therefor, then the Offered Rights, when issued and sold as contemplated in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s) and in accordance with the applicable rights agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Superior Group of Companies, Inc.

October 30, 2020

6.      With respect to any Units to be offered by the Company pursuant to the Registration Statement (the “Offered Units”), provided that: (i) the conditions outlined in the immediately preceding paragraphs (1) through (5) that apply to the Securities that make up such Offered Units are all met; (ii) the Registration Statement and any required post-effective amendment thereto have all become effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (iii) any applicable unit agreement has been duly authorized by the Company and any unit agent named therein (the “Unit Agent”) by all necessary corporate action; (iv) any applicable unit agreement has been duly executed and delivered by the Company and the Unit Agent and the terms of the unit agreement have been established in accordance with applicable law; (v) the issuance and terms of the Offered Units have been duly authorized by the Company by all necessary corporate action; (vi) the terms of the Offered Units and of their issuance and sale have been duly established in conformity with any applicable unit agreement and as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vii) the Offered Units have been duly executed and delivered by the Company and authenticated by any Unit Agent pursuant to any applicable unit agreement and delivered against payment therefor, then the Offered Units, when issued and sold as contemplated in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s) and in accordance with the applicable unit agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

Superior Group of Companies, Inc.

October 30, 2020

7.      The BAMKO Shares are validly issued, fully paid and nonassessable.

This opinion is limited to the Securities Act, the FBCA and, solely with respect to numbered opinion paragraph #3, the laws of the State of New York, in each case as currently in effect, and we express no opinion as to the effect of the laws of any other jurisdiction.

This opinion letter speaks only as of the date hereof. We assume no obligation to update or supplement this opinion letter if any applicable laws change after the date hereof or if we become aware of any facts or other developments, whether existing before or first arising after the date hereof, that might change the opinions expressed above.

We hereby consent to the use of our opinion as an exhibit to the Registration Statement and to the reference to this firm and this opinion under the heading “Legal Matters” in the prospectus comprising a part of the Registration Statement and any amendment thereto. In giving such consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Act, or the rules and regulations of the Commission thereunder.

Sincerely, /s/ Hill, Ward & Henderson, P.A. HILL, WARD & HENDERSON, P.A.